UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2014

ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Florida	000-30392	13-4172059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Progress Drive

Montgomeryville, PA  18936

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 695-4142 and (215) 699-0730

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 15, 2014, Environmental Solutions Worldwide, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal 2014.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The foregoing shall not constitute an offer to sell or the solicitation of an offer to buy securities.

The Company’s press release, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), supplements the Company’s reported GAAP financial information with “EBITDA” (defined by the Company as earnings before interest on promissory notes payable, income tax expense, depreciation), which constitutes a “non-GAAP financial measure” as that term is defined by the rules of the Securities and Exchange Commission (the “SEC”). The Company’s press release includes the most directly comparable financial measures calculated and presented in accordance with GAAP, information reconciling EBITDA to the applicable GAAP financial measures, a statement disclosing the reasons why the Company’s management believes that presentation of EBITDA provides useful information to investors regarding the Company’s financial condition and results of operations.

EBITDA is not in accordance with, or an alternative to, net income, and may be different from non-GAAP measures used by other companies. In addition, EBITDA is not based on any comprehensive set of accounting rules or principles. This adjusted non-GAAP measure has limitations in that it does not reflect all of the amounts associated with the Company’s results of operations determined in accordance with GAAP. EBITDA should not be considered in isolation of, as a substitute for, or superior to, the financial information prepared in accordance with GAAP. EBITDA as defined in the press release may differ from similarly titled measures presented by other companies. EBITDA, as well as other information in the press release, should be read in conjunction with the Company’s financial statements filed with the SEC.

NOTE: This information is being furnished under  Item 2.02 (Results of Operations and Financial Condition) of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Environmental Solutions Worldwide, Inc., dated May 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC. (Registrant)

Date: May 15, 2014	By:	/s/ Praveen Nair
Praveen Nair Chief Financial Officer